UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06120

Exact name of registrant as specified in charter:	Aberdeen Israel Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1 - Reports to Stockholders.

Aberdeen Israel Fund, Inc. (ISL)

Annual Report

December 31, 2016

Haifa is a major seaport that also is home to the oldest and largest high-tech parks in Israel.

Aberdeen

Simply asset management.

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report, which covers the activities of Aberdeen Israel Fund, Inc. (the "Fund"), for the fiscal year ended December 31, 2016. The Fund's principal investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Israeli companies.

NAV Total Return Performance

For the fiscal year ended December 31, 2016, the total return to shareholders of the Fund based on the net asset value ("NAV"), net of fees, of the Fund was -2.6%, assuming reinvestment of dividends and distributions, versus a return of -1.4% for the Fund's benchmark, the Tel Aviv-100 Index1 ("TA-100 Index"). The Fund's total return for the fiscal year ended December 31, 2016 is based on the reported NAV at the financial reporting period end.

Share Price Total Return Performance & Discount

For the fiscal year ended December 31, 2016, based on market price, the Fund's total return was -2.2%, assuming reinvestment of dividends and distributions. The Fund's share price decreased by 6.9% over the fiscal year, from $17.26 on December 31, 2015 to $16.07 on December 31, 2016. The Fund's share price on December 31, 2016 represented a discount of 16.0% to the NAV per share of $19.14 on that date, compared with a discount of 16.4% to the NAV per share of $20.64 on December 31, 2015.

Open Market Repurchase Program

The Fund's policy is to consider buying back Fund shares on the open market when the Fund trades at a discount to the NAV that is above an established threshold and management believes such repurchases may enhance shareholder value. During the fiscal year ended December 31, 2016, the Fund repurchased 57,972 shares. During the fiscal year ended December 31, 2015, the Fund repurchased 35,741 shares.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund's website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC's website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial adviser or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

Investor Relations Information

As part of Aberdeen's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenisl.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in Aberdeen's email services and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

All amounts are U.S. Dollars unless otherwise stated.

1

The TA-100 Index is a stock market index of the 100 most highly capitalized companies listed on the Tel Aviv Stock Exchange. The TA-100 Index is unmanaged and has been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit www.aberdeenisl.com.

Aberdeen Israel Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

For your convenience, included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

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•       Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. ("Computershare"), the Fund's transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the "Plan"), which is available to shareholders.

The Plan allows registered stockholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

2	Aberdeen Israel Fund, Inc.

Report of the Investment Adviser (unaudited)

Market/economic review

Israeli equities declined modestly over the 12-month period ended December 31, 2016. Concerns about Chinese economic growth persisted at the start of 2016 and drove a sharp sell-off in markets worldwide. Lingering uncertainty over the timing of the next interest-rate hike by the U.S. Federal Reserve (Fed) also unsettled investors. Investor sentiment improved when other major central banks pledged to remain accommodative and oil prices stabilized. However, when the United Kingdom (UK) unexpectedly voted to leave the European Union (EU) in June 2016, global equity markets went into a tailspin, with Israeli stocks following in tandem. Shares subsequently rebounded following the Fed's decision in September to delay further interest-rate hikes and signs of stabilization in commodity prices. Towards the end of 2016, investors speculated over the impact of Donald Trump's U.S. presidential election victory on the global economy and on Israel in particular. The Fed's interest-rate hike in December 2016 was widely expected, although the central bank indicated a steeper monetary policy tightening path in 2017.

On the domestic front, the economy remained resilient over the reporting period, with stable employment. The Bank of Israel maintained interest rates at historical lows, which fueled consumption and led to an upward revision in economic growth estimates. The central bank also continued to buy foreign currencies in an effort to keep exports competitive and boost output.

Fund performance review

The Fund underperformed versus its benchmark, the Tel Aviv 100 (TA-100) Index, over the reporting period. Overall stock selection weighed on Fund performance and was attributable mainly to holdings in the healthcare sector, as pharmaceutical firms Teva Pharmaceutical Industries and Perrigo continued to face a challenging operating environment, which was compounded by stock-specific issues that resulted in downgrades in earnings' forecasts for both companies. The lack of exposure to Opko Health also hampered Fund performance, as shares of the company rallied following the launch of its Rayaldee drug in the U.S. Elsewhere, the absence of a position in Sodastream also had a negative impact on Fund performance, as shares of the sparkling-water appliance manufacturer moved higher on positive operating results. Finally, the Fund's holding in Rami Levi also weighed on performance, as the supermarket operator faced margin pressure and higher expenses related to its expansion plan.

From a sector standpoint, the key contributor to Fund performance for the reporting period was the overweight position in information technology (IT) relative to the benchmark. We believe that the sector has several high-quality companies with good management and sustainable business models that compete globally. The Fund's core IT holdings, Ituran Location and Control (Ituran) and Check Point Software, were among the top contributors to performance at the stock level. Vehicle tracking company Ituran's shares continued to perform well over the reporting period as the company's profits improved thanks to operating leverage in new markets. In our view, Check Point Software's quarterly results confirmed the operational improvement that management had expected. Another IT software holding, Amdocs, also continued to report positive results.

Elsewhere, Fund performance benefited from the rally in Osem Investments' stock price ahead of the conclusion of the minority shareholders buyout by Swiss parent Nestle, which had decided to privatize the company. We exited the Fund's position in the stock at the time of the buyout tender in April 2016. Stock selection in the financials sector had a moderately positive impact on Fund performance, boosted by the strong performance of Mizrahi-Tefahot Bank on good results and the announcement of new efficiency measures.

Outlook

After a year marked by global political surprises, such as the UK's vote to exit the EU and Donald Trump's U.S. presidential election victory, we feel that Israeli equities could face further uncertainty in 2017. We believe that investors will digest the potential impact of a new U.S. administration on global trade, particularly the country's relationship with Israel. We think that a hard "Brexit" scenario could also add to further worries, given its ramifications for global growth, in our view. On the upside, the domestic economy remains resilient, supported by stronger consumer spending and investment, in our judgment. Meanwhile, we believe that the Bank of Israel likely will keep its benchmark interest rate low as inflation still falls below the government's target.

At the corporate level, we remain confident in the quality of the Fund's holdings, while we feel that our regular engagement with the companies should help align the interests of both management and shareholders. While uncertainties lie ahead, we stand by our prudent bottom-up investment approach, which we believe will help navigate these anticipated headwinds over the long run.

Aberdeen Asset Managers Limited

Aberdeen Israel Fund, Inc.	3

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the TA-100 Index, the Fund's benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of December 31, 2016.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-2.6%	2.3%	8.3%	6.0%
Market Value	-2.2%	1.2%	7.5%	4.1%
TA-100 Index	-1.4%	-1.4%	5.4%	4.3%

Aberdeen Asset Managers Limited, the Fund's investment adviser, has entered into a written contract with the Fund to waive certain fees without which total return performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. Aberdeen Asset Management Inc. ("AAMI"), the Fund's administrator, has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund's transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses." Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund's transfer agent. The Fund's total investment return is based on the reported NAV on the financial reporting period ended December 31, 2016. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenisl.com or by calling 800-522-5465.

The total expense ratio, excluding fee waivers, based on the fiscal year ended December 31, 2016 was 1.75%. The total expense ratio, net of fee waivers, based on the fiscal year ended December 31, 2016 was 1.53%.

4	Aberdeen Israel Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund's portfolio, in Standard & Poor's Global Industry Classification Standard ("GICS"), expressed as a percentage of net assets as of December 31, 2016. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. An industry classification standard sector can include more than one industry group. As of December 31, 2016, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

Top Sectors	As a Percentage of Net Assets
Information Technology	32.1%*
Financials	20.3%
Health Care	15.6%
Materials	10.8%
Consumer Staples	6.9%
Telecommunication Services	5.3%
Industrials	5.0%
Consumer Discretionary	3.5%
Private Equity	0.9%
Short-Term Investment	2.1%
Liabilities in Excess of Other Assets	(2.5)%

100.0%

*  As of December 31, 2016, the Information Technology sector consisted of seven industries, of which the following four were represented in the Fund's portfolio: Communications Equipment, Information Technology Services, Internet Software & Services and Software which represented 7.8%, 4.8%, 0.8% and 18.7%, respectively, of the Fund's net assets.

Top Ten Equity Holdings (unaudited)

The following were the Fund's top ten holdings as of December 31, 2016:

Name of Security	As a Percentage of Net Assets
Check Point Software Technologies Ltd.	13.8%
Frutarom Industries Ltd.	8.7%
Teva Pharmaceutical Industries Ltd.	7.9%
Ituran Location and Control Ltd.	7.8%
Perrigo Co. PLC	7.7%
Bezeq The Israeli Telecommunication Corp. Ltd.	5.3%
Elbit Systems Ltd.	5.0%
Mizrahi Tefahot Bank Ltd.	5.0%
NICE Ltd.	4.9%
Azrieli Group	4.9%

Aberdeen Israel Fund, Inc.	5

Portfolio of Investments

As of December 31, 2016

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—100.4%
COMMON STOCKS—99.5%
ISRAEL—94.7%
86,200		Azrieli Group(a)	Real Estate Management & Development—4.9%	$3,741,112
615,000		Bank Hapoalim BM(a)	Banks—4.8%	3,650,342
703,000		Bank Leumi Le-Israel BM(a)(b)	Banks—3.8%	2,889,035
2,113,704		Bezeq The Israeli Telecommunication Corp. Ltd.(a)	Diversified Telecommunication Services—5.3%	4,009,325
124,353		Check Point Software Technologies Ltd.(b)	Software—13.8%	10,502,854
37,735		Elbit Systems Ltd.(a)	Aerospace & Defense—5.0%	3,811,953
93,000		First International Bank of Israel Ltd.(a)	Banks—1.8%	1,362,859
119,000		Fox Wizel Ltd.(a)	Textiles, Apparel & Luxury Goods—2.5%	1,921,228
130,000		Frutarom Industries Ltd.(a)	Chemicals—8.7%	6,635,486
470,694		Golf & Co. Ltd.(a)(b)	Specialty Retail—1.0%	735,060
389,500		Israel Chemicals Ltd.(a)	Chemicals—2.1%	1,590,166
224,146		Ituran Location and Control Ltd.	Communications Equipment—7.8%	5,939,869
415,000		Matomy Media Group Ltd.(b)	Internet Software & Services—0.8%	613,096
259,900		Mizrahi Tefahot Bank Ltd.(a)	Banks—5.0%	3,795,743
55,000		NICE Ltd.(a)	Software—4.9%	3,773,687
71,000		Perrigo Co. PLC(a)	Pharmaceuticals—7.7%	5,854,582
90,316		Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.(a)	Food & Staples Retailing—4.8%	3,647,365
100,000		Strauss Group Ltd.(a)	Food Products—2.1%	1,579,020
167,820		Teva Pharmaceutical Industries Ltd.(a)	Pharmaceuticals—7.9%	6,042,732
				72,095,514
UNITED STATES—4.8%
63,000		Amdocs Ltd.	Information Technology Services—4.8%	3,669,750
		Total Common Stocks		75,765,264
PRIVATE EQUITY—0.9%
GLOBAL—0.1%*
2,237,292	(c)	Emerging Markets Ventures I, L.P.(a)(b)(d)(e)(f)(g)	Private Equity—0.1%	46,580
ISRAEL—0.8%
1,250,001	(c)	ABS GE Capital Giza Fund, L.P.(a)(b)(d)(f)(g)	Private Equity— –%	32,475
1,674,588	(c)	BPA Israel Ventures, LLC(a)(b)(d)(e)(f)(g)	Private Equity—0.3%	197,099
250,440	(c)	Delta Fund I, L.P.(a)(b)(d)(f)(g)	Private Equity—0.1%	53,569
36,320		Exent Technologies Ltd. Preferred A1 Shares(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
31,152		Exent Technologies Ltd. Preferred C Shares(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
7,858		Exent Technologies Ltd. Warrants A1(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
26		Flash Networds Ltd. Warrants Ordinary(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
23,428		Flash Networks Ltd. Ordinary Shares(a)(b)(d)(g)(h)(i)	Private Equity— –%	16,795
6		Flash Networks Ltd. Series C Preferred(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
11,632		Flash Networks Ltd. Series C-1 Preferred(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
6,763		Flash Networks Ltd. Series D Preferred(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
4,976		Flash Networks Ltd. Series E Preferred(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
11		Flash Networks Ltd. Warrants C(a)(b)(d)(g)(h)(i)	Private Equity— –%	–
1,250,000	(c)	Giza GE Venture Fund III, L.P.(a)(b)(d)(f)(g)	Private Equity—0.1%	45,488
761,184	(c)	Neurone Ventures II, L.P.(a)(b)(d)(g)(h)	Private Equity—0.3%	258,270
32,574		Vidyo, Inc. Trust A (Preferred)(a)(b)(d)(g)(h)(j)	Private Equity— –%	–
15,531		Vidyo, Inc. Trust B (Preferred)(a)(b)(d)(g)(h)(j)	Private Equity— –%	–

6	Aberdeen Israel Fund, Inc.

Portfolio of Investments (concluded)

As of December 31, 2016

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
PRIVATE EQUITY (continued)
ISRAEL (continued)
13,219	Vidyo, Inc. Trust B1 (Preferred)(a)(b)(d)(g)(h)(j)	Private Equity— –%	$–
6,864	Vidyo, Inc. Trust C (Preferred)(a)(b)(d)(g)(h)(j)	Private Equity— –%	–
4,150	Vidyo, Inc. Trust C1 (Preferred)(a)(b)(d)(g)(h)(j)	Private Equity— –%	–
1,802	Vidyo, Inc. Trust Common(a)(b)(d)(g)(h)(j)	Private Equity— –%	–
2,713	Vidyo, Inc. Trust D (Preferred)(a)(b)(d)(g)(h)(j)	Private Equity— –%	–
			603,696
	Total Private Equity—0.9% (cost $3,857,825)		650,276
	Total Long-Term Investments—100.4% (cost $51,681,840)		76,415,540
Description
SHORT-TERM INVESTMENT—2.1%
UNITED STATES—2.1%
1,627,485	State Street Institutional U.S. Government Money Market Fund(k)		1,627,485
	Total Short-Term Investment—2.1% (cost $1,627,485)		1,627,485
	Total Investments—102.5% (cost $53,309,325)(l)		78,043,025
	Liabilities in Excess of Other Assets—(2.5)%		(1,912,284)
	Net Assets—100.0%		$76,130,741

(a)   Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)   Non-income producing security.

(c)   Represents contributed capital.

(d)   Illiquid security.

(e)   As of December 31, 2016, the aggregate amount of open commitments for the Fund is $888,120.

(f)   In liquidation.

(g)   Restricted security, not readily marketable. See Note 6 of the accompanying Notes to Financial Statements.

(h)   Active investments.

(i)   Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust. See Note 6 of the accompanying Notes to Financial Statements.

(j)   Vidyo, Inc. Trust was a spinoff from SVE Star Ventures IX. See Note 6 of the accompanying Notes to Financial Statements.

(k)  Registered investment company advised by State Street Global Advisors.

(l)   See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

*  “Global” is the percentage attributable to the Fund’s holding in a private equity fund which invests globally and is not categorized under a particular country.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	7

Statement of Assets and Liabilities

As of December 31, 2016

Assets

Investments, at value (cost $51,681,840)	$ 76,415,540
Short-term investments, at value (cost $1,627,485)	1,627,485
Foreign currency, at value (cost $48,338)	48,398
Cash	8,236
Interest and dividends receivable	60,019
Israeli tax refunds receivable (Note 2)	442,101
Prepaid expenses	11,758
Total assets	78,613,537

Liabilities
Dividends payable to common shareholders	2,192,274
Investment advisory fees payable (Note 3)	170,440
Audit fee payable	34,839
Director fees payable	16,000
Administration fees payable (Note 3)	15,709
Investor relations fees payable (Note 3)	9,818
Accrued expenses	43,716
Total liabilities	2,482,796

Net Assets	$ 76,130,741

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 3,976
Paid-in capital in excess of par	48,806,052
Distributions in excess of net investment income	(157,231)
Accumulated net realized gain from investment and foreign currency transactions	2,744,193
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	24,733,751
Net Assets	$ 76,130,741
Net asset value per share based on 3,975,833 shares issued and outstanding	$ 19.15	(a)

(a) The NAV shown above differs from the traded NAV on December 31, 2016 due to financial statement rounding and/or financial statement adjustments.

See Notes to Financial Statements.

8	Aberdeen Israel Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2016

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $299,543)	$ 1,051,219
Israeli tax reclaims	151,865
Total Investment Income	1,203,084

Expenses
Investment advisory fee (Note 3)	856,288
Directors' fees	117,523
Independent auditors' fees and expenses	77,147
Custodian's fees and expenses	68,697
Administration fee (Note 3)	63,752
Investor relations fees and expenses (Note 3)	61,154
Reports to shareholders and proxy solicitation	51,629
Transfer agent's fees and expenses	28,547
Insurance expense	24,688
Legal fees and expenses	22,580
Miscellaneous	25,804
Total expenses	1,397,809
Less: Investor relations fee waiver (Note 3)	(20,562)
Less: Investment advisory fee waiver (Note 3)	(159,607)
Net expenses	1,217,640

Net Investment Loss	(14,556)
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions
Net realized gain/(loss) from:
Investment transactions(a)	3,397,439
Foreign currency transactions	(7,990)
3,389,449
Net change in unrealized appreciation/(depreciation) on:
Investments	(6,250,047)
Foreign currency translation	124
(6,249,923)
Net realized and unrealized (loss) from investment and foreign currency related transactions	(2,860,474)
Net Decrease in Net Assets Resulting from Operations	$ (2,875,030)

(a) Includes realized gain portion of distributions from underlying private equity investments of $1,057.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	9

Statements of Changes in Net Assets

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

Increase/(Decrease) in Net Assets
Operations:

Net investment income/(loss)	$ (14,556)	$ 47,038
Net realized gain from investment and foreign currency related transactions	3,389,449	3,026,570
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(6,249,923)	2,169,111
Net increase/(decrease) in net assets resulting from operations	(2,875,030)	5,242,719

Distributions to Shareholders from:
Net investment income	(24,995)	–
Net realized gains	(3,260,562)	–
Net decrease in net assets from distributions	(3,285,557)	–

Common Share Transactions:
Repurchase of common share from open market repurchase program of (57,972 and 35,741 shares, respectively) (Note 7)	(960,078)	(615,927)
Change in net assets from capital transactions	(960,078)	(615,927)
Change in net assets resulting from operations	(7,120,665)	4,626,792

Net Assets:
Beginning of year	83,251,406	78,624,614
End of year (including distributions in excess of net investment income of ($157,231) and ($165,961), respectively)	$ 76,130,741	$ 83,251,406

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

10	Aberdeen Israel Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended December 31,
	2016		2015		2014	2013	2012
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$20.64		$19.32		$19.44	$15.49	$14.60
Net investment income	–		0.01		0.20	0.24	0.18
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(0.70)		1.29		0.22	3.92	1.12
Total from investment operations applicable to common shareholders	(0.70)		1.30		0.42	4.16	1.30
Dividends and distributions to common shareholders from:
Net investment income	(0.01)		–		(0.23)	(0.24)	(0.17)
Net realized gains	(0.82)		–		(0.38)	(0.02)	(0.24)
Total distributions	(0.83)		–		(0.61)	(0.26)	(0.41)
Capital Share Transactions:
Impact of open market repurchase policy (Note 7)	0.04		0.02		0.07	0.05	–
Total capital share transactions	0.04		0.02		0.07	0.05	–
Net asset value per common share, end of year	$19.15		$20.64		$19.32	$19.44	$15.49
Market value, end of year	$16.07		$17.26		$16.60	$16.86	$13.10
Total Investment Return Based on(b):
Market value	(2.18%	)	3.98%		2.01%	30.64%	5.82%
Net asset value	(2.53%	)(c)	6.83%	(c)	2.96% (c)	27.39%	9.28%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$76,131		$83,251		$78,625	$81,355	$66,085
Average net assets (000 omitted)	$79,692		$84,443		$82,185	$73,235	$63,372
Total expenses, net of fee waivers	1.53%		1.55%		1.55%	1.55%	1.62%
Total expenses, excluding fee waivers	1.75%		1.78%		1.76%	1.76%	1.86%
Net investment income/(loss)	(0.02%	)	0.06%		1.02%	1.37%	1.18%
Portfolio turnover	11.50%		11.14%		16.19%	5.44%	11.44%

(a)  Based on average shares outstanding.

(b)  Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	11

Notes to Financial Statements

December 31, 2016

1. Organization

Aberdeen Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end management investment company. The Fund trades on the NYSE MKT under the ticker symbol "ISL".

The Fund seeks long-term capital appreciation by investing primarily in equity securities of Israeli companies.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair Value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time" subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund's Board of Directors (the "Board"). These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the 1940 Act and has an objective to maintain a $1.00 per share net asset value ("NAV"), and which objective is not guaranteed. Generally, these investment types are categorized as Level 1 investments.

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The Fund may also invest in private equity private placement securities, which represented 0.9% of the net assets of the Fund as of December 31, 2016. The private equity private placement securities in which the Fund is invested are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could

12	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are stated at fair value as determined by the Fund's Pricing Committee by utilizing the net asset valuations provided by the underlying funds as a practical expedient. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Communications Equipment	$5,939,869	$–	$–	$5,939,869
Information Technology Services	3,669,750	–	–	3,669,750
Internet Software & Services	613,096	–	–	613,096
Software	10,502,854	3,773,687	–	14,276,541
Other	–	51,266,008	–	51,266,008
Short-Term Investment	1,627,485	–	–	1,627,485
Total	$22,353,054	$55,039,695	$–	$77,392,749
Private Equity(a)				650,276
Total Investments				$78,043,025

Amounts listed as “–” are $0 or round to $0.

(a)  Private Equity investments are measured at the net asset valuations, as a practical expedient for fair value, and are not required to be classified in the fair value hierarchy as per Accounting Standards Update 2015-07. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each fiscal period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. For the fiscal year ended December 31, 2016, the security issued by Fox Wizel Ltd. in the amount of $1,921,228 transferred from Level 1 to Level 2 because a valuation factor was applied at December 31, 2016. For the fiscal year ended December 31, 2016, there were no significant changes to the fair valuation methodologies.

Aberdeen Israel Fund, Inc.	13

Notes to Financial Statements (continued)

December 31, 2016

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)    market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)   purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

f. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally

14	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

at a discount) within a fixed period (generally a short term period) and are offered at the company's discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

g. Foreign Withholding Tax:

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax, provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that supports the infrastructure of Israel are considered approved investments. Any gains sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the fiscal year ended December 31, 2016, the Fund did not incur any Israeli capital gains taxes.

Dividends derived from listed or approved Israeli securities are subject to a 20% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. The Fund accrued for a refund of a portion of these amounts withheld. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned. As of December 31, 2016, the Fund has filed the necessary returns with the Israel tax authority to reclaim a portion of the withholding taxes as previously paid in the amount $442,101 as noted in the Statement of Assets and Liabilities.

h. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the private equity investments, which are classified as partnerships, and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

i. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund's repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited ("AAML" or the "Adviser") serves as the Fund's investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.25% on amounts from $50-$100 million, 1.20% on amounts from $100-$150 million, 1.15% on amounts from $150-$200 million and 1.05% on amounts above $200 million. AAML has agreed to contractually waive 0.24% of its annual advisory fee in an advisory fee waiver agreement ("Waiver Agreement"). The Waiver Agreement may not be terminated prior to the end of the current term of the advisory agreement without the prior approval of the Fund's Board of Directors, including a majority of the Directors of the Fund who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Directors"). For the fiscal year ended December 31, 2016, AAML earned $856,288 for advisory services, of which AAML waived $159,607.

b. Fund Administration:

Aberdeen Asset Management Inc. ("AAMI"), an affiliate of the Advisor, is the Fund's Administrator, pursuant to an agreement under which AAMI receives a fee paid by the Fund, computed monthly and payable quarterly, at an annual fee rate of 0.08% of the Fund's average net monthly assets. For the fiscal year ended December 31, 2016, AAMI earned $63,752 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, investor relations services fees are limited by AAMI so that

Aberdeen Israel Fund, Inc.	15

Notes to Financial Statements (continued)

December 31, 2016

the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI, among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended December 31, 2016, the Fund incurred investor relations fees of approximately $60,408, of which AAMI waived $20,562. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

d. Directors' Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, up to 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended December 31, 2016, 2,385 shares were purchased pursuant to the Directors' compensation plan. As of December 31, 2016, the Directors as a group owned less than 1% of the Fund's outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2016, were $8,914,642 and $10,908,555, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value common stock. As of December 31, 2016, there were 3,975,833 shares of common stock issued and outstanding.

6. Private Equity Investments

Certain of the Fund's investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security(1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value At 12/31/16	Percent of Net Assets	Cumulative Distributions Received(4)
ABS GE Capital Giza Fund, L.P.	02/03/98 – 02/13/02	$1,250,000	$985,303	$32,475	0.04	$1,660,765
BPA Israel Ventures, LLC(5)	10/05/00 – 12/09/05	2,300,000	929,845	197,099	0.26	327,976
Delta Fund I, L.P.	11/15/00 – 03/28/07	250,000	89,240	53,569	0.07	339,118
Emerging Markets Ventures I, L.P.(5)	01/22/98 – 01/10/06	2,500,000	762,340	46,580	0.06	2,573,955
Exent Technologies Ltd. Preferred A1 Shares(3)	11/29/15	–	59,400	–	–	–
Exent Technologies Ltd. Preferred C Shares(3)	11/29/15	–	–	–	–	–
Exent Technologies Ltd. Warrants A1(3)	11/29/15	–	–	–	–	–
Flash Networds Ltd. Warrants Ordinary(3)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Ordinary Shares(3)	11/29/15	–	54,613	16,795	0.02	–
Flash Networks Ltd. Series C Preferred(3)	11/29/15	–	–	–	–	–

16	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

Security(1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value At 12/31/16	Percent of Net Assets	Cumulative Distributions Received(4)
Flash Networks Ltd. Series C-1 Preferred(3)	11/29/15	$–	$–	$–	–	$–
Flash Networks Ltd. Series D Preferred(3)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series E Preferred(3)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Warrants C(3)	11/29/15	–	–	–	–	–
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	1,250,000	790,786	45,488	0.06	372,474
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	750,000	115,997	258,270	0.34	533,564
Vidyo, Inc. Trust A (Preferred)(2)	11/22/13	–	29,796	–	–	–
Vidyo, Inc. Trust B (Preferred)(2)	11/22/13	–	14,207	–	–	–
Vidyo, Inc. Trust B1 (Preferred)(2)	11/22/13	–	12,092	–	–	–
Vidyo, Inc. Trust C (Preferred)(2)	11/22/13	–	6,279	–	–	–
Vidyo, Inc. Trust C1 (Preferred)(2)	11/22/13	–	3,796	–	–	–
Vidyo, Inc. Trust Common(2)	11/22/13	–	1,649	–	–	–
Vidyo, Inc. Trust D (Preferred)(2)	11/22/13	–	2,482	–	–	–
Total		$8,300,000	$3,857,825	$650,276	0.85	$5,807,852

Amounts listed as “–” are $0 or round to $0.

(1)  Exent Technologies Ltd., Flash Networks Ltd., Neurone Ventures II, L.P. and Vidyo, Inc. Trust are still considered active investments by the Fund’s Adviser. ABS GE Capital Giza Fund, L.P., BPA Israel Ventures, LLC, Delta Fund I, L.P., Emerging Markets Ventures I, L.P. and Giza GE Venture Fund III, L.P are in liquidation.

(2)  Vidyo, Inc. Trust was a spinoff from SVE Star Ventures IX. SVE Star Ventures IX reached the end of its term in 2012 and, accordingly, its entire portfolio was sold in a secondary transaction which closed on December 24, 2012. During the secondary transaction, the Fund’s pro rata holdings in Vidyo (and its affiliate Delta Vidyo) were excluded from the transaction, placed in trust and considered as a distribution-in-kind.

(3)  Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust.

(4)  Cumulative Distributions include distributions received from Income, realized gains or return of capital. Distributions from return of capital will reduce the cost basis of the security.

(5)  BPA Israel Ventures LLC has open commitments of $625,412. Emerging Markets Ventures I, L.P. has open commitments of $262,708.

The Fund may incur certain costs in connection with the disposition of the above securities.

7. Open Market Repurchase Program

The Board has authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended December 31, 2016, the Fund repurchased and retired 57,972 shares through this program. During the fiscal year ended December 31, 2015, the Fund repurchased 35,741 shares.

Aberdeen Israel Fund, Inc.	17

Notes to Financial Statements (continued)

December 31, 2016

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Israeli Markets:

Investments in Israel may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

c. Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

d. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise.

18	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2016

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund's investments and the net unrealized appreciation as of December 31, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$51,926,598	$32,264,605	$(6,148,178)	$26,116,427

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 was as follows:

	December 31, 2016	December 31, 2015
Distributions paid from:
Ordinary Income	$24,995	$–
Net long-term capital gains	3,260,562	–
Total tax character of distributions	$3,285,557	$–

As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	1,204,235
Total undistributed earnings	$1,204,235
Unrealized appreciation/(depreciation)	26,116,478*
Total accumulated earnings/(losses) – net	$27,320,713

*     The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets & Liabilities by temporary book/tax differences. These differences are primarily timing differences due to wash sales, partnership investments and return of capital dividends.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses, partnership income gains and losses and net operating losses. These reclassifications have no effect on net assets or net asset values per share.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain from Investments and Foreign Currency Transactions	Paid in Capital in Excess of Par
$48,281	$(20,445)	$(27,836)

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of December 31, 2016, other than the subsequent event listed below.

The Fund's Board voted to amend Article II, Section 5 of the Fund's Amended and Restated By-laws effective January 15, 2017. Article II, Section 5, as amended, provides the chairman of a shareholder meeting the authority to adjourn an inquorate meeting, which is an authority previously held only by the stockholders entitled to vote at the meeting who are present in person or represented by proxy.

Aberdeen Israel Fund, Inc.	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the
Aberdeen Israel Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aberdeen Israel Fund, Inc. (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and venture capital issuers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
February 27, 2017

20	Aberdeen Israel Fund, Inc.

Tax Information: Dividends Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the fiscal year ended December 31, 2016:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
9/28/16	0.273800	0.267500	—	0.006300	0.075012	0.006300	0.006300	0.006300
1/11/17	0.551400	0.551400	—	—	—	—	—	—

(1)  The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)  The Fund hereby designates the amount indicated above or the maximum amount of qualified dividends allowable by law.

Supplemental Information (unaudited)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Israel Fund, Inc. (the “Fund”) and Aberdeen Asset Managers Limited (the “Adviser”), require that the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”).

At its in-person meeting on December 13, 2016, the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In considering whether to approve the renewal of the Fund’s Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Board’s materials also included: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board of Directors in considering approval of the investment advisory arrangement under the 1940 Act and Maryland law.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

The Board also considered other matters such as: (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment

Aberdeen Israel Fund, Inc.	21

Supplemental Information (unaudited) (continued)

objective and strategy, (iii) the Adviser’s investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Board members were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Board in connection with its consideration of the renewal of the Advisory Agreement, it was noted that the Board received materials in advance of each regular quarterly meeting that provided information relating to the services provided by the Adviser.

As part of their deliberations, the Board members considered the following:

The nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Board considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Board reviewed, among other things, the Adviser’s investment experience. The Board received information regarding the Adviser’s compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Adviser. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition, the Board considered the financial condition of the Adviser and the Adviser’s ability to provide a high level and quality of service to the Fund. The Board also considered information received from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also took into account the Adviser’s risk management processes. The Board considered the Adviser’s brokerage policies and practices. Management reported to the Board on, among other things, its business activities and organizational changes. The Directors also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”).

The Board received and considered: information for the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark; the Fund’s share performance and premium/discount information; and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return against its Morningstar Group average and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (the “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. Management noted that due to the unique strategy and structure of the Fund, Aberdeen currently does not have any closed-end funds that are directly comparable to the Fund. Management provided to the Board the annual fee schedules, payable monthly, for each U.S. closed-end, country-specific equity fund managed by AAML. Although there were no other substantially similar Aberdeen-advised U.S. vehicles against which to compare advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund’s advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund’s Morningstar expense category as compiled by SI.

Economies of Scale. The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure for the Fund was

22	Aberdeen Israel Fund, Inc.

Supplemental Information (unaudited) (concluded)

reasonable and reflected economies of scale being shared between each of the Fund and the Adviser and that an increase in the size of the Fund’s portfolio would add to these economies of scale. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increase, and how the Fund’s management fees compare relative to its Peer Group at higher asset levels.

The Board also considered other factors, which included but were not limited to the following:

•     the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•     whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser.

•     the nature, quality, cost and extent of administrative services performed by Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, under a separate agreement covering administrative services.

•     so-called “fallout benefits” to the Adviser or AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreement for an additional one-year period.

Aberdeen Israel Fund, Inc.	23

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information
As of December 31, 2016

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2018 annual meeting	Mr. Arzac is currently a Professor Emeritus of Finance and Economics at the Graduate School of Business at Columbia University (education) since 2015. Previously, he was a Professor of Finance and Economics at the Graduate School of Business at Columbia University from 1971 to 2015. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian Investment Fund) since 2010.	5

Director of Adams Natural Resources Fund, Inc. since 1987; Director of Mirae Asset Discovery Funds (7) since 2010; Director of Credit Suisse Funds (9) since 1990; Director of Credit Suisse High Yield Bond Fund, Inc. since 2001; Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Epoch Holdings Corporation (2006-2013).

James Cattano c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1943	Director, Audit and Valuation Committee Chairman and Nominating and Cost Review Committee Member	Since 2005; current term ends at the 2017 annual Meeting	Mr. Cattano has been the President of Costal Trade Corporation (international commodity trade) since October 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006.

Lawrence J. Fox c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1943	Director, Nominating Committee Member	Since 2006; current term ends at the 2019 annual Meeting	Mr. Fox has been a Partner at Drinker Biddle & Reath LLP (law firm) since 1972.** He has also been a Lecturer at Yale Law School (education) since 2009.	4	Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corp of America since 2011.

24	Aberdeen Israel Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Steven Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1948	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 1992; current term ends at the 2017 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004. He is also a Director of Backstage LLC (publication) since 2013.	23

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005; Director of Credit Suisse NEXT Fund since 2013; Director of Wood Resourves (2007-2013); Director of Credit Suisse Park View Fund (2014-2016); Director of Presstek, Inc. (2003-2012)

*     Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds (which currently consists of 4 portfolios) and Aberdeen Funds (which currently consists of 18 portfolios) have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**   Subsequent to December 31, 2016, Mr. Fox retired from his position as a Partner at Drinker Biddle & Reath LLC.

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Christian Pittard* c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M9HH Year of Birth: 1973	Chief Executive Officer and President	Since July 2009

Currently, Group Head of Product Opportunities of Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since 2005) of Aberdeen Asset Management Inc.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since March 2011	Currently, Director, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010.

Aberdeen Israel Fund, Inc.	25

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer	Since November 2009	Currently, Vice President and Head of Fund Administration – US for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management in September 2009.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since July 2009	Currently, Head of Product Management for AAMI since 2009. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator.

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since July 2009

Currently, Director, Vice President and Head of Product – US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the United States and Canada. Mr. Goodson joined Aberdeen in 2000.

Bev Hendry* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since December 2014

Currently, Chief Executive Officer – Americas for Aberdeen Asset Management Inc. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief Operating Officer.

Joanne Irvine* c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M9HH Year of Birth: 1968	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London, England since 1997, Ms. Irvine joined Aberdeen in 1996 in a group development role.

Devan Kaloo* c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M9HH Year of Birth: 1972	Vice President	Since July 2009

Currently, Head of Equities for Aberdeen Asset Management PLC since 2016. Previously, he was the Head of Global Emerging Markets from 2005 to 2016. Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since July 2009

Currently, Global Head of Legal for Aberdeen Asset Management PLC since 2012, Ms. Nichols serves as a Director and Vice President for AAMI since 2010. She previously served as Head of Legal – Americas from 2010-2012. She joined AAMI in October 2006.

26	Aberdeen Israel Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Nick Robinson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since June 2011

Currently,a Senior Investment Manager for Aberdeen Asset Managers Limited since 2016. Previously, he was a Director and Head of Brazilian Equities, of Aberdeen’s operations in São Paulo from 2009 to 2016.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since July 2009	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

Hugh Young** c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President	Since July 2009

Mr. Young is currently a member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2011, respectively. He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since June 2011	Currently, Senior Fund Administration Manager – US for Aberdeen Asset Management Inc. She joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.

*

As of December 2016, Messrs. Pittard, Cotton, Goodson, Hendry, Kaloo, and Robinson and Mses. Nichols, Irvine, Melia, Kennedy, Sitar, Ferrari and Hasson hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund Inc., Aberdeen Japan Equity Fund, Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., the Aberdeen Investment Funds (currently consists of 4 funds) and the Aberdeen Funds (currently consists of 18 funds) each of which may also be deemed to be a part of the same “Fund Complex.”

**

Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc., each of which has a common investment manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the investment manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Israel Fund, Inc.	27

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Officers

Christian Pittard, Chief Executive Officer and President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Alan Goodson, Vice President

Bev Hendry, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

1-800-522-5465
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Israel Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “ISL”. Information about the Fund’s net asset value and market price is available at www.aberdeenisl.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Israel Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund's investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund's portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. "Aberdeen" is a U.S. registered service trademark of Aberdeen Asset Management PLC.

ISL-ANNUAL

Item 2 - Code of Ethics.

As of December 31, 2016, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).  During the period covered by this report, there were no material changes to the Code of Ethics.  During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.  A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 - Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Enrique R. Arzac and Steven N. Rappaport, both members of the Registrant’s Audit and Valuation Committee, possess the attributes, and have acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated Mr. Arzac and Mr. Rappaport as the Audit and Valuation Committee’s financial experts. Each of Mr. Arzac and Mr. Rappaport is considered to be an “independent” Director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

(a)         through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) [1] Audit Related Fees	(c) [2] Tax Fees	(d) All Other Fees
December 31, 2016	$46,000	$9,500	$21,647	$0
December 31, 2015	$45,000	$9,500	$21,320	$0

1                  2015 and 2016 services include review of local government compliance with tax ruling.

2                  Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns. 2015 and 2016 services also include local government tax filings.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1) The  Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PricewaterhouseCoopers (“PwC”) for non-audit services rendered to the Registrant and its investment adviser, Aberdeen Asset Managers Limited, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended December 31, 2016 was $51,147.  The aggregate fees billed by PwC for non-audit services rendered to the Registrant, the Investment Adviser and any Covered Service Providers for the fiscal year ended December 31, 2015 was $22,820.

(h) The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s Investment Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 –          Audit Committee of Listed Registrants.

(a)       The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2016, the Audit and Valuation Committee members were:

Enrique R. Arzac

James J. Cattano

Steven N. Rappaport

(b)                     Not applicable.

Item 6 - Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Adviser are included as Exhibit (d).

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March 9, 2017.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo Head of Equities	Responsible for global emerging market equity portfolio management

Currently Head of Equities, responsible for the London and Sao Paulo based Global Emerging Markets Equity team, which manages EMEA and Latin America equities, and has oversight of Global Emerging Markets input from the Asia team based in Singapore, with whom he works closely. He joined Aberdeen in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined Aberdeen’s Group management board. He started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams.

Joanne Irvine Head of Emerging Markets ex Asia	Responsible for global emerging market equity portfolio management

Currently Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997. Prior to Aberdeen, Joanne was with Rutherford Manson Dowds (subsequently acquired by Deloitte), specializing in raising private equity and bank funding for private companies. Joanne has a BA in Accounting from Caledonian University and qualified as a Chartered Accountant with Hardie Caldwell LLP in Glasgow, Scotland.

Mark Gordon-James Senior Investment Manager	Responsible for global emerging market equity portfolio management

Currently a Senior Investment Manager on the Global Emerging Markets Equity team. He joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team. He is a CFA Charterholder.

William Scholes Investment Manager	Responsible for global emerging market equity portfolio management	Currently an Investment Manager, on the Global Emerging Markets Equity Team. He joined Aberdeen in 2009 on the graduate rotation scheme. He is a CFA Charterholder.
Stephen Parr Senior Investment Manager	Responsible for emerging market equity portfolio management

Currently a Senior Investment Manager on the Global Emerging Markets Equity team. He joined Aberdeen in July 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management.  Previously, he worked for Ernst & Young Management Consultants as a Managing Consultant and prior to that for Energis Communications, Northern Telecom, and CASE Communications in strategic planning and marketing management.

(a)(2)  The information in the table below is as of December 31, 2016.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Devan Kaloo	Registered Investment Companies	12	$9,700.76	0	$0
	Pooled Investment Vehicles	25	$16,277.80	0	$0
	Other Accounts	59	$15,899.31	5	$1,363.59
Joanna Irvine	Registered Investment Companies	12	$9,700.76	0	$0
	Pooled Investment Vehicles	25	$16,277.80	0	$0
	Other Accounts	59	$15,899.31	5	$1,363.59

Mark Gordon-James	Registered Investment Companies	12	$9,700.76	0	$0
	Pooled Investment Vehicles	25	$16,277.80	0	$0
	Other Accounts	59	$15,899.31	5	$1,363.59

William Scholes	Registered Investment Companies	12	$9,700.76	0	$0
	Pooled Investment Vehicles	25	$16,277.80	0	$0
	Other Accounts	59	$15,899.31	5	$1,363.59

Stephen Parr	Registered Investment Companies	12	$9,700.76	0	$0
	Pooled Investment Vehicles	25	$16,277.80	0	$0
	Other Accounts	59	$15,899.31	5	$1,363.59

Total assets are as of December 31, 2016 and have been translated to U.S. dollars at a rate of £1.00 = $1.24.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading.  Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed.  Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts.  As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Aberdeen does not currently have any model delivery clients in the Fund’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Fund to compete against such model delivery clients that hold and trade in a same security as the Fund.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2016
Devan Kaloo	None
Joanna Irvine	None
Mark Gordon-James	None
William Scholes	None
Stephen Parr	None

(b) Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
January 1, 2016 through January 31, 2016	None	None	None	188,383
February 1, 2016 through February 29, 2016	6,100	$16.13	6,100	182,283
March 1, 2016 through March 31, 2016	493	$16.66	493	181,790
April 1, 2016 through April 30, 2016	1,280	$17.03	1,280	180,510
May 1, 2016 through May 31, 2016	6,900	$16.74	6,900	173,610

June 1, 2016 through June 30, 2016	21,033	$16.75	21,033	152,577
July 1, 2016 through July 31, 2016	5,000	$16.44	5,000	147,577
August 1, 2016 through August 31, 2016	None	None	None	147,577
September 1, 2016 through September 30, 2016	2,270	$16.67	2,270	145,307
October 1, 2016 through October 31, 2016	8,600	$16.32	8,600	136,707
November 1, 2016 through November 30, 2016	None	None	None	136,707
December 1, 2016 through December 31, 2016	6,296	$16.27	6,296	130,411
Total	57,972	$16.54	57,972	-

1 The program was authorized on December 6, 2011.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the year ended December 31, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Code of Ethics of the Registrant as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)	Proxy Voting Policy of Registrant.

(d)	Proxy Voting Policies and Procedures of Investment Adviser

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Israel Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Israel Fund, Inc.

Date:	March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Israel Fund, Inc.

Date:	March 10, 2017

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Israel Fund, Inc.

Date:	March 10, 2017